Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued operations [Abstract]
Discontinued operations
11.	Discontinued operations

The Company’s decision to pursue projects and investments in oil and natural gas exploration and production required that it formally discontinue its former operations beginning August 1, 2003. This decision is reflected by a change in the presentation of the Company’s financial statements to segregate discontinued operating results in previous periods from continuing operations going forward. There is no effect in the current three month period or nine month period of this reclassification.

During 2003, the Company abandoned the development of an inactive subsidiary. At December 31, 2011, the remaining liabilities of this division of $111,690 in unpaid payroll taxes, other payables, and possible penalties has been included as relief of debt income and there is no remaining liability.